SYNERGY RESOURCES CORPORATION



Corporate Management Presentation
NYSE Amex: SYRG
January 2012

Disclaimer: Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

- This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934.
- Such statements include declarations regarding the intent, belief, or current expectations of the company and its management.
- Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company's reports.
- Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Introductions – Key Senior Executives

SYNERGY RESOURCES CORPORATION

Company's Management has Owned/Operated 300+ D-J Basin Wells in the Last 30+ years.

Key Corporate Executives

- **Edward Holloway, *President, Chief Executive Officer, Director***
  - 25+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June 2008
  - Former Co-Founder, Cache Exploration Inc.
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board Member of Denver-Julesburg Petroleum Association
  - Past president of Colorado Oil and Gas Association – 1990

- **William Scaff Jr., *Vice President, Secretary, Treasurer, Director***
  - 20+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June 2008
  - Former Dresser Industries Area Manager and Total Petroleum Regional Manager
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board of Trustee of Colorado/Wyoming Petroleum Marketers Association

- **Frank Jennings, *Principal Financial Officer***
  - 20+ years of accounting and finance experience; MBA from Indiana University
  - Joined Synergy full time in March 2011, after serving on a part time basis since 2008
  - Five years as Chief Financial Officer of Gold Resource Corporation (NYSE Amex: GORO)
  - Ten years as CPA with PriceWaterhouseCoopers in Houston
  - Four years as Audit Manager with The Walt Disney Companies
  - Experience in oil and gas drilling, services, exploration and production industry

Introductions - Board of Directors

SYNERGY RESOURCES CORPORATION

Edward Holloway
- Director – June 2008

Raymond McElhaney*
- Director – May 2005

R.W. "Bud" Noffsinger, III*
- Director – September 2009

Rick Wilber*
- Director – June 2008

William Scaff, Jr.
- Director – June 2008

Bill Conrad*
- Director – May 2005

George Seward
- Director – July 2010

- George Seward was appointed as a Director in July 2010. Mr. Seward co-founded Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to Petro-Canada for $534 million.

- The management team has significant oil and natural gas experience combined with financial management expertise.

(*) Denotes independent director.

Company Overview

- Independent operator in the exploration and production of crude oil and natural gas focusing on the Denver-Julesburg Basin
- Identify opportunities, acquire acreage, drill and develop producing wells by leveraging extensive experience and relationships
- Expand acreage position in the thriving Denver-Julesburg Basin and develop low cost and low risk vertical wells with nearly a ***100% success rate***
- Favorable oil and gas contracts in place





Highlights Snapshot

SYNERGY RESOURCES CORPORATION

Rapidly Growing Production	167% quarter-over-quarter production growth with a November 30th exit rate exceeding 1,000 BOED
Concentration in Wattenberg Field	400+ Lower-risk drilling locations on 20 acre spacing units in the Wattenberg Field – 100+ wells in the permitting process, permits valid for 2 years
Upside Potential	Horizontal Drilling in Niobrara & Codell – 120 net potential horizontal wells on four wells per 320 acre spacing in Wattenberg Field
Acreage Expansion	191,132 gross acres (169,579 net) Average Cost Per Acre: $67.01 net
Experienced and Committed Management	Management has more than 30 years of experience in the DJ Basin and insiders own 21% of the shares outstanding post the December 2011 offering
Operations	Interests in 161 gross wells (122 net) of which Synergy operates 120*

* As of January 19, 2012

Strengths of the Wattenberg Field

- **Efficient use of capital**
- **Build reserves and cash flow to fund future drilling program**
- **Significant upside potential from multiple pay zones and horizontal wells targeting the Niobrara & Codell**

Low Drilling and Completion Costs

Rapid Return on Investment

High Success Rate
(99% of Wells in Wattenberg Field Are Completed)

Low Lifting Costs
($2.67 per BOE)

F & D Costs
($14.76 per BOE)

Horizontal Drilling in Niobrara & Codell

Liquid-Rich Natural Gas
(High BTU Content)

Long Life Production and Reserves
(30+ Years)

Takeaway Capacity
(Enhanced in Rocky Mountain Region)

Synergy Resources Corporation
75 Vertical Wells Drilled

- TK Farms Wells- Sec.36, T7N, R66W- 5 wells in production
- Northridge Wells- Sec.4, T5N, R66W- 6 wells in production
- Wiedeman Wells-Sec.32, T6N, R66W- 4 wells in production
- Meyer Wells- Sec.21, T5N, R66W- 7 wells in production
- State Wells- Sec.16, T4N, R67W- 8 wells in production
- M&T Farm Wells- Sec.10, T6N, R65W- 6 wells in production
- Pratt Wells- Sec.29, T1N, R68W- 14 wells in production
- Margil Wells- Sec.3, T3N, R68W- 11 wells
- Cletcher Wells- Sec.20, T4N, R68W- 3 wells drilled
- Haythorn Wells- Sec.36, T7N, R66W- 5 wells in production
- Leffler Wells- Sec. 26, T7N, 66W- 4 wells drilled
- Klein Wells- Sec. 8, T4N, R67W – 2 wells drilled



WYOMING
NEBRASKA
D-J BASIN
COLORADO
KANSAS
N
Wattenberg Field
Denver
Synergy Resources Corporate Offices Platteville, CO

SYNERGY RESOURCES CORPORATION

Largest Producers in the Wattenberg and D-J Basin

SYNERGY RESOURCES CORPORATION

- Anadarko Petroleum (NYSE:APC) – Market Cap $38.85B
  - *Believes the play has net resources potential of 500 million to 1.5 billion BOE; believes it has 1,200 – 2,700 future drilling locations with EURs of 300,000-600,000 per well and expects to drill 160 horizontal wells in 2012 (up from 40 in 2011) utilizing 7 rigs in the Basin*
- Bill Barrett Corporation (NYSE:BBG) – Market Cap $1.41B
  - *Paid $150 million for 28,000 net acres and 650 BOE per day of production in the D-J Basin*
- EnCana (NYSE:ECA) – Market Cap $12.88B
  - *Among the largest independent producers in the United States with a significant presence in the Wattenberg and Rocky Mountain Region*
- Noble Energy (NYSE:NBL) – Market Cap $16.98B
  - *Holds 400,000 net acres in the Wattenberg, plans to operate 5-6 rigs in 2012 and is targeting 8-10 wells to be completed per month in 2012*
- PDC Energy (Nasdaq:PETD) – Market Cap $696.91mm
  - *The Niobrara continues to outperform the company's expectations; EURs in core Wattenberg Field acreage likely to rise substantially above 300 MBOE; plans to drill 14 wells in 2011*
- Chesapeake Energy Corporation (NYSE:CHK) – Market Cap $13.69B
  - *Recently sold part of their interest in the Niobrara for over $4,800 per acre total consideration*
- EOG Resources (NYSE:EOG) – Market Cap $27.70B
  - *Has 3 rig drilling program in the region and plans on 40 new wells in 2011*
- Marathon Oil (NYSE:MRO) – Market Cap $21.44B
  - *Entered into a joint venture with Marubeni Corp, in which a subsidiary of Mauribeni will pay $270 million for a 30% working interest in MRO's 180,000 net acres in the Niobrara formation, equating to roughly $5,000 per acre*

In a 11/15/11 APC research report, Bank of America Merrill Lynch estimates individual horizontal well NPVs of ~$7mm and IRR of ~70% in the Wattenberg Field

Source: Bloomberg, Company Presentations
Market values as of market close on January 13, 2012

Leased Acreage



Northern Weld and Morgan Counties, CO
2,868 net (high liquids)
Chase County, NE
48,321 net (oily)
Hayes County, NE
34,315 net (oily)
Hitchcock County, NE
2,492 net (oily)
Dundy County, NE
31,551 net (oily)
Wattenberg Field, CO
9,717 net (high liquids)
Yuma & Washington Counties, CO
31,740 net (dry gas)
Wyoming
Nebraska
Colorado
Kansas
Weld
Morgan
Logan
Sedgwick
Phillips
Washington
Yuma
Adams
Arapahoe
Douglas
Elbert
Lincoln
Kit Carson
Chase
Hayes
Dundy
Perkins
Deuel
Garden
Cheyenne
Kimball
Laramie

- **Significant number of vertical wells in the oil and high-liquids portion of the Wattenberg Field in the D-J Basin** (Codell/Niobrara/J-Sands formations)
- **Highly prospective for horizontal Niobrara and horizontal Codell**
- **Advancements in horizontal drilling, coupled with the relatively untapped potential of the Niobrara creates a significant opportunity for growth in SYRG's core geographic area**

Niobrara Horizontal Well Participation

SYNERGY RESOURCES CORPORATION



Wattenberg Field
Wyoming
Laramie
Weld
Adams
Denver
Arapahoe
Douglas
Elbert
7N65W
6N65W
36 Eaton
EATON
Lucerne
Mason Corner
Greeley Junction
Mumper Corner
Cloverly
25% Working Interest: PDC Energy Operated
Leffler 14-1H
W/2 Sec 1, T6N-R66W
25% Working Interest: Noble Energy Operated
Wake E24-77HN
W/2 Sec 24, T6N-R65W

Recent AFE's:

- Synergy has elected to participate in two horizontal Niobrara wells with notable operators. The two wells have been permitted and are expected to be drilled in the first quarter of 2012.
- Synergy expects to receive six to ten more AFE's on horizontal wells within the near future.

Leveraging New Technology

SYNERGY RESOURCES CORPORATION

New technology leads to improved drilling efficiencies, reduced costs and increased production; including:

The use of directional drilling:

- Reduces drilling costs, increases drilling success rates and reduces environmental impact – Pad drilling
- Can drill multiple wells from one pad targeting the J-Sand/Codell/Niobrara formations

New well completion and stimulation techniques:

- Can triple the extraction of reserves over the life of the well – Refrac potential
- Increases cash flow and investment returns

Advanced horizontal drilling techniques:

- Unlock Niobrara and Codell potential



SUSSEX
SHANNON
NIOBRARA
CODELL
J-SAND
A - BENCH
B - BENCH
C - BENCH
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Industry Leaders Projected Horizontal Niobrara Single Well Economics

	30 Day IP Rate	Estimated Ultimate Recovery	Source
Anadarko Petroleum (APC)	800 BOEPD	300,000 to 600,000 BOE	Nov 14, 2011 Press Release
Noble Energy (NBL)	530 BOEPD	355,000 BOE	Noble Energy Analyst Conference Nov 2011
PDC Energy (PETD)	386 BOEPD	310,000 BOE	Nov 3, 2011 Press Release



Niobrara

Vertical Well Strategy


Production Per Zone Per Vertical Well*
Barrels of Oil Equivalent Per Day
200
180
160
140
120
100
80
60
40
20
0
J-Sand
Codell
Niobrara
Comingled
Candidate for Refrac
Year 1
Year 2
Year 3
Year 4

* Example is shown for illustrative purposes only and does not represent actual results

Maximizing the Barrels of Oil Equivalent per Vertical Well:

By drilling to the J-Sand first, then plugging and moving up-pipe to the Codell and Niobrara zones, Synergy believes it can maximize the BOE's per well and estimates potential ultimate recovery of 120,000 BOEs per well (with refracs)

Analyst Marty Beskow, CFA, of Northland Capital Markets has estimated a $1.1mm NPV per vertical well by exploiting this strategy


NIOBRARA
CODELL
J-SAND
A - BENCH
B - BENCH
C - BENCH
7,000'
7,300'
7,500'
7,800'
8,000'

Financial Profile and Recent Developments

SYNERGY RESOURCES CORPORATION

FINANCIAL PROFILE: NYSE Amex: SYRG

(metrics in millions except per share statistics; as of 11/30/11)

- 52 Week Stock Price Range: $2.20 - $4.90
- Share Price As Of Jan 10, 2012 - $2.92
- Market Capitalization: $149.35
- Shares Outstanding: 51.15
- Warrants Outstanding: 14.93
  (1mm @ $10 / 13.1mm @ $6 / 0.8mm @ $1.62)
- Options Outstanding: 4.7
  (4.7mm @ avg $5.16)
- Current Float: 67.3%
- Avg. Vol – One Month: 72,158
- Insiders Ownership: 32.7%

OPERATING PROFILE

(metrics in millions and represent MRQ 11/30/11)

- Revenue: $4.48
- EBITDA: $2.83
- Net Income: $1.63 or $0.05 per share
- Cash And Short-term Investments: $7.20
- Debt Outstanding: $5.40
- Total Assets: $68.09


Mar 21 & Jul 20, 2011
Closed on Monetization of 3,739 Net Acres for $8.6mm
May 25, 2011
Completion of the Petroleum Exploration and Management Acquisition
Jul 26, 2011
Lists on NYSE Amex with Ticker Symbol "SYRG"
Nov 30, 2011
Increased Revolving Line of Credit to $15mm
Dec 30, 2011
Closed on $40.3mm Public Offering ($37.5mm net) at $2.75 per share
Jan 09, 2012
Fully Funded $41mm Drilling Budget Announced for FY 2012

Revenue Growth Per Quarter

SYNERGY RESOURCES CORPORATION



$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
2Q Feb 2010
3Q May 2010
4Q Aug 2010
1Q Nov 2010
2Q Feb 2011
3Q May 2011
4Q Aug 2011
1Q Nov 2011
Revenue Mix for MRQ:
Oil = 71%
Gas = 29%

Average Sales Price per Quarter:

	2Q Feb 2010	3Q May 2010	4Q Aug 2010	1Q Nov 2010	2Q Feb 2011	3Q May 2011	4Q Aug 2011	1Q Nov 2011
Oil (Bbls)	$ 69.44	$ 73.22	$ 85.37	$ 72.39	$ 83.64	$ 95.15	$ 89.91	$83.03
Gas (Mcf)	$ 7.05	$ 4.90	$ 7.57	$ 3.48	$ 4.40	$ 5.34	$ 6.22	$5.23

Acreage and Well Growth

SYNERGY RESOURCES CORPORATION

SYRG Total Gross/Net Wells



Gross/Net Wells
180
160
140
120
100
80
60
40
20
0
4
11
9
25
17
36
33
40
46
56
89
124
89
141
116
154
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
1Q/Nov 2011

SYRG Total Net Acreage



Net Acreage
200,000
160,000
120,000
80,000
40,000
0
11,075
11,118
11,174
13,556
100,419
103,311
161,019
169,579
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
1Q/Nov 2011

1P Reserve Growth by Year (PV-10)*



$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
* Reserve estimates prepared by Ryder Scott Company
Total 1P PV-10 = $71,757,843
Total 1P PV-10 = $16,557,726
Total 1P PV-10 = $232,957
PUD
PDNP
PDP
2009
2010
2011
PV-10 Reserves for Fiscal Year Ended August 31,

SYNERGY RESOURCES CORPORATION

The management team has a well-defined and clear plan for creating shareholder value which includes:

- Continuing to expand our acreage footprint through leases and acquisitions
- Utilize an aggressive drilling program in proven low-risk areas with predicable rates-of-return
- Leverage management's significant experience and expertise in the basin
- Defer drilling the horizontal Niobrara until the best practices are vetted out by the larger players

